SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          -----------------------

                                  FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               MARCH 24, 1998
              Date of Report (Date of earliest event reported)

                            LASER ACQUISITION CORP.
           (Exact name of Registrant as specified in its charter)

      DELAWARE                    333-29123                 65-0752460
 (State of Incorporation     (Commission File No.)        (IRS Employer
                                                        Identification No.)

                         2111 E. 37TH STREET NORTH
                           WICHITA, KANSAS 67219
        (Address of principal executive offices, including zip code)

                               (316) 832-2700
            (Registrant's telephone number, including area code)

                               CLN HOLDINGS INC.
        5900 North Andrews Avenue, Suite 700, Fort Lauderdale, FL 33309
          (Former Name or Former Address, if Changed Since Last Report)

           Laser Acquisition Corp. (formerly known as CLN Holdings Inc.) (the "Registrant") hereby amends its Current Report on Form 8-K dated March 24, 1998, filed with the Securities and Exchange Commission on April 9, 1998, to include the following pro forma financial information regarding the sale of all of the outstanding shares of capital stock of Coleman Safety & Security Products, Inc. by The Coleman Company, Inc., an indirect subsidiary of the Registrant, as required by Item 7(b).

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (b)   Pro Forma Financial Information

                  The following pro forma financial statements are filed as part of this report:

                  Pro Forma Balance Sheet as of December 31, 1997
                  (unaudited)

                  Pro Forma Statement of Operations for the year ended December 31, 1997 (unaudited)


                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LASER ACQUISITION CORP.

                                    By: /s/ David C. Fannin
                                        ____________________________
                                        Name:  David C. Fannin
                                        Title: Executive Vice President,
                                               General Counsel and
                                               Secretary

Date:  April 9, 1998


                                   CLN HOLDINGS INC. AND SUBSIDIARIES
                                         PRO FORMA BALANCE SHEET
                                         AS OF DECEMBER 31, 1997
                                             (In Thousands)
                                               (unaudited)

                                                                             Pro Forma Adjustments
                                                                 1997         ---------------------             1997
                                                               Reported            $      Reference          Pro Forma
                                                               --------           ---     ---------          ---------
ASSETS
Cash and cash equivalents                                    $   13,031        $      -                     $   13,031
Short term investments in escrow                                  6,331               -                          6,331
Receivables, net                                                179,756          (16,335)    (1)               163,421
Inventories                                                     236,327          (17,624)    (1)               218,703
Prepaid expenses and other current assets                        47,815           (1,655)    (1), (2)           46,160
                                                           -------------      -----------                 ------------
   Total current assets                                         483,260          (35,614)                      447,646

Property, plant and equipment, net                              175,494          (10,746)    (1)               164,748
Intangible assets related to businesses acquired, net           338,989          (37,874)    (3)               301,115
Deferred tax assets and other                                   100,126              469     (2)               100,595
                                                           ------------      -----------                  ------------
                                                             $1,097,869        $ (83,765)                  $  1,014,104
                                                           =============      ===========                 ============

LIABILITIES AND STOCKHOLDER'S DEFICIT
Short-term debt and current portion of long-term debt        $   67,233        $     (80)    (1)            $   67,153
Other current liabilities                                       189,529           (8,588)    (1)               180,941
                                                           -------------      -----------                 ------------
   Total current liabilities                                    256,762           (8,668)                      248,094

Long-term debt                                                  980,447          (89,037)    (4)               891,410
Other liabilities                                                73,923             (422)    (1)                73,501
Minority interest                                                43,386            2,585     (5)                45,971

Stockholder's deficit                                         (256,649)           11,777     (6)              (244,872)
                                                           ------------      ------------                 ------------
                                                             $1,097,869        $ (83,765)                   $1,014,104
                                                           ============      ============                 ============


(1)  Coleman Safety & Security assets and liabilities sold.
(2)  Write-off deferred tax assets related to assets and liabilities sold.
(3)  Write-off of goodwill associated with Coleman Safety & Security.
(4)  Apply net cash proceeds to pay down debt.
(5) Minority interest in pro forma after-tax gain from sale of Coleman Safety & Security.
(6)  After-tax gain from sale of Coleman Safety & Security.

                                CLN HOLDINGS INC. AND SUBSIDIARIES
                                 PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 1997
                                           (In Thousands)
                                             (unaudited)



                                                                          Pro Forma Adjustments
                                                            1997          ---------------------        1997
                                                          Reported            $     Reference       Pro Forma
                                                          --------           ---    ---------       ---------
Net revenues                                             $1,154,294       $(88,413)    (1)         $1,065,881
Cost of sales                                               840,331        (59,886)    (1)            780,445
                                                         -----------      ----------               -----------
  Gross profit                                              313,963        (28,527)                   285,436
Selling, general and administrative expenses                266,635        (19,608)    (1)            247,027
Interest expense, net                                        90,886         (4,396)    (2)             86,490
Amortization of goodwill and deferred charges                14,704           (992)    (1)             13,712
Other expense, net                                            1,867             52     (1)              1,919
                                                         -----------      ----------               -----------
(Loss)/income before income taxes
  and minority interest                                     (60,129)        (3,583)                   (63,712)
Income tax (benefit)/expense                                (24,162)        (1,362)    (3)            (25,524)
Minority interest                                               940           (400)    (4)                540
                                                         -----------      ----------               -----------
Net (loss)/earnings before extraordinary item               (36,907)        (1,821)                   (38,728)
Extraordinary loss on early extinguishment of debt          (15,239)            --                    (15,239)
                                                         -----------      ----------               -----------
Net (loss)/earnings                                       $ (52,146)      $ (1,821)                 $ (53,967)
                                                         ===========      ==========               ===========


(1) Adjustment to reflect removal of Coleman Safety & Security operating results for 1997.
(2) Adjustment to reflect the pro forma effect of the application of proceeds to reduce debt.
(3) Pro forma adjustment to income taxes based on the incremental tax rate of 38%.
(4) Minority interest in pro forma results of Coleman Safety & Security for 1997.